                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 1999



                             MANSUR INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


       000-21325                                      65-0226813
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(Commission File Number)                  (I.R.S. Employer Identification No.)


  8305 N.W. 27TH STREET, SUITE 107
           MIAMI, FLORIDA                              33122
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(Address of principal executive offices)             (Zip Code)


                                 (305) 593-8015
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              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)





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                             Exhibit Index at Page 2

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ITEM 5.  OTHER EVENTS.

         On May 2, 2000, Mansur Industries Inc. (the "Registrant") consummated the sale of an aggregate of 20,000 shares of newly created Series D Convertible Preferred Stock. A copy of the press release issued by the Registrant on May 11, 2000 announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits

         The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-B and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

         4.1 Certificate of Designation of Series C Convertible Preferred Stock dated as of May 2, 2000.

         4.2   Form of Series D Convertible Preferred Stock certificate.

         4.3   Form of Warrant.

        10.1 Shareholders Agreement, dated as of May 2, 2000, among the Company and the shareholders signatory thereto.

        99.1   Press Release of Mansur Industries Inc. dated May 11, 2000.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MANSUR INDUSTRIES INC.



Date:  May 12, 2000                      By:  /s/ Paul I. Mansur
                                            -------------------------------
                                            Paul I. Mansur
                                            Chief Executive Officer






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